Other Assets - Other Assets, Net (Detail) - USD ($) $ in Thousands	Dec. 25, 2020	Mar. 27, 2020	Mar. 29, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
VAT receivables long-term, net	$ 6,662	$ 3,039	$ 6,171
Deposits	2,414	2,399	2,428
Prepaid contracts long-term	1,478	1,282	2,767
Other	1,928	2,090	2,216
Total	$ 12,482	$ 8,810	$ 13,582